Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent events
Subsequent Events

33.Subsequent events

The Bank announced a quarterly cash dividend of $0.25 US dollar cents per share corresponding to the fourth quarter of 2020. The cash dividend was approved by the Board of Directors at its meeting held on February 12, 2021 and it was paid on March 10, 2021 to the Bank’s stockholders as of February 23, 2021 record date.